Exhibit 10.1
Supplemental Indenture No. 4

Supplemental Indenture No. 4, dated as of August 31, 2006, between PHH Corporation, a corporation duly organized and existing under the laws of the State of Maryland (the “Company”), and J.P. Morgan Trust Company, N.A. (as successor in interest for Bank One Trust Company, N.A.), a national banking association duly organized and existing under the laws of the United States of America (the “Trustee”), as trustee under the Senior Debt Securities Indenture hereinafter mentioned.

WITNESSETH:

Whereas, the Company duly authorized the execution and delivery of a Senior Debt Securities Indenture, dated as of November 6, 2000 (as amended and supplemented, the “Senior Indenture”), providing for the issuance from time to time of Securities of the Company, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series;

Whereas, Section 902 of the Senior Indenture provides that the Company and the Trustee may enter into a supplemental indenture for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of the Senior Indenture or of modifying in any manner the rights of the Holders of Securities with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture;

Whereas, the Company desires to supplement or amend the Senior Indenture only with respect to the following Securities, all of which were issued after May 30, 2002 (the “Affected Securities”):

Outstanding Principal Amount	Title of Securities	CUSIP	Maturity
$400,000,000	6.000% Benchmark Issues	693320-AE-3	03/01/2008
$600,000,000	7.125% Benchmark Issues	693320-AF-0	03/01/2013
$840,000	5.550% Non-Callable Internotes	69334W-CK-5	01/15/2007
$4,222,000	6.700% Non-Callable Internotes	69334W-AB-7	06/15/2007
$4,098,000	6.650% Non-Callable Internotes	69334W-AF-8	06/15/2007
$8,916,000	6.500% Non-Callable Internotes	69334W-AK-7	06/15/2007
$971,000	6.400% Non-Callable Internotes	69334W-AP-6	07/15/2007
$2,197,000	6.450% Non-Callable Internotes	69334W-AT-8	07/15/2007
$3,528,000	6.050% Non-Callable Internotes	69334W-AX-9	08/15/2007
$2,754,000	5.900% Non-Callable Internotes	69334W-BB-6	08/15/2007
$1,770,000	5.850% Non-Callable Internotes	69334W-BF-7	09/15/2007
$1,126,000	5.600% Non-Callable Internotes	69334W-BK-6	09/15/2007
$2,724,000	5.600% Non-Callable Internotes	69334W-BP-5	09/15/2007
$1,538,000	5.500% Non-Callable Internotes	69334W-BT-7	09/15/2007
$1,558,000	5.500% Non-Callable Internotes	69334W-BX-8	10/15/2007
$1,074,000	6.000% Non-Callable Internotes	69334W-CB-5	11/15/2007
$700,000	5.900% Non-Callable Internotes	69334W-CF-6	11/15/2007
$3,217,000	6.000% Non-Callable Internotes	69334W-CP-4	01/15/2008
$4,688,000	6.000% Non-Callable Internotes	69334W-CT-6	01/15/2008
$3,173,000	6.000% Non-Callable Internotes	69334W-CX-7	01/15/2008
$2,637,000	5.750% Non-Callable Internotes	69334W-DB-4	03/15/2008
$1,898,000	5.500% Non-Callable Internotes	69334W-DF-5	03/15/2008
$2,648,000	5.800% Non-Callable Internotes	69334W-DK-4	03/15/2008

$2,950,000	5.950% Non-Callable Internotes	69334W-DP-3	04/15/2008
$2,853,000	5.600% Non-Callable Internotes	69334W-DU-2	04/15/2008
$3,802,000	6.700% Callable Internotes	69334W-DQ-1	04/15/2010
$2,326,000	6.450% Callable Internotes	69334W-DV-0	04/15/2010
$6,098,000	7.850% Callable Internotes	69334W-DR-9	04/15/2018
$6,391,000	7.650% Callable Internotes	69334W-DS-7	04/15/2018

Whereas, pursuant to Section 3.01 of the Supplemental Indenture No. 3, dated as of May 30, 2002 between the Company and the Trustee, all securities issued after May 30, 2002 shall be deemed to constitute securities of a single series, and, accordingly, the Senior Indenture may be amended with the consent of the Holders of a majority in principal amount of the Affected Securities voting as a single class;

Whereas, the Company and the Trustee have received written consents of the Holders of not less than a majority in principal amount of the Affected Securities to the amendments to the Senior Indenture set forth in this Supplemental Indenture No. 4 and related waivers with respect to such Affected Securities; and

Whereas, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture No. 4 and to make this Supplemental Indenture No. 4 valid and binding have been complied with or have been done or performed.

Now, Therefore, in consideration of the premises set forth above, it is mutually agreed by the Company and the Trustee, for the equal and ratable benefit of all Holders of the Affected Securities, as follows:

ARTICLE ONE
DEFINITIONS

Section 1.01 For all purposes of the Senior Indenture and this Supplemental Indenture No. 4, except as otherwise expressly provided or unless the context otherwise requires:

a.
unless indicated otherwise, “herein,” “hereof” and other words of similar import refer to this Supplemental Indenture No. 4 as a whole and not to any particular Article, Section or other subdivision; and

b.	all capitalized terms used in this Supplemental Indenture No. 4 but not defined herein shall have the meanings assigned such terms in the Senior Indenture.

ARTICLE TWO
AMENDMENTS TO THE SENIOR INDENTURE

Section 2.01 Section 101 of the Senior Indenture is hereby amended to add the following definitions in appropriate alphabetical order:

“Additional Consent Fee” means the payment defined as such with respect to the Securities in the Offer Documents.

“Compliance Certificate” means the certificate the Company is required to deliver pursuant to Section 1005 of the Indenture.

“Covenant Reversion Date” means the earliest of 5:30 p.m., New York City time, on (i) the Business Day following the Company’s failure to pay the Initial Consent Fee and consideration for tendered Securities, if due, in accordance with the Offer Documents, (ii) the Business Day following the Company’s failure to pay the Additional Consent Fee, if due, in accordance with the Offer Documents and (iii) December 31, 2006.

“Initial Consent Fee” means the payment defined as such with respect to the Securities in the Offer Documents.

“Offer Documents” means the Offer to Purchase and Consent Solicitation Statement dated as of August 16, 2006 and the related Letter of Transmittal, each as may be amended and supplemented from time to time.

“SEC Reports” means the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Reports on Form 10-Q for the three months ended March 31, 2006, the six months ended June 30, 2006 and the nine months ended September 30, 2006, and other information, documents and reports which the Company may be required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Section 2.02 Section 501 of the Senior Indenture is hereby amended to add the following sentence at the end of the Section:

“Notwithstanding any of the foregoing, the failure of the Company to comply with Sections 704 or 1005 of this Indenture or Section 314 of the Trust Indenture Act prior to the Covenant Reversion Date shall not constitute a default under clause (4) above; provided, however, that any foregoing failure to comply with Sections 704 or 1005 of this Indenture or Section 314 of the Trust Indenture Act shall constitute a default under clause (4) above as of the Covenant Reversion Date if, as of 5:30 p.m., New York City time, on the Covenant Reversion Date, the Company shall have failed to file with the Commission the SEC Reports that are required to be filed by that date or the Company shall have failed to deliver the Compliance Certificate.”

ARTICLE THREE
WAIVER OF PAST DEFAULTS

Section 3.03 Pursuant to Section 513 of the Senior Indenture, the Holders of a majority in aggregate principal amount of the Affected Securities have waived all defaults with respect to any breaches of Sections 501(4), 704 or 1005 of the Senior Indenture or Section 314 of the Trust Indenture Act of 1939 and any defaults that shall have occurred prior to the effective date of this Supplemental Indenture No. 4 are deemed to have been cured for all purposes.

ARTICLE FOUR
MISCELLANEOUS

Section 4.01 Except as otherwise provided herein, all of the terms and conditions of the Senior Indenture shall remain in full force and effect.

Section 4.02 The Trustee assumes no responsibility for the correctness of the recitals herein contained, which shall be taken as the statements of the Company. The Trustee makes no representation and shall have no responsibility as to the validity of this Supplemental Indenture No. 4. All of the provisions contained in the Senior Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of this Supplemental Indenture No. 4 as fully and with like force and effect as though fully set forth herein. The Company agrees to pay all amounts due to the Trustee under Section 607 of the Senior Indenture arising under or in connection with this Supplemental Indenture No. 4.

Section 4.03 If any provision in this Supplemental Indenture No. 4 shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Supplemental Indenture No. 4 or the Senior Indenture shall not in any way be affected or impaired thereby.

Section 4.04 This Supplemental Indenture No. 4 may be executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

Section 4.05 This Supplemental Indenture No. 4 shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture No. 4 is subject to the provisions of the Trust Indenture Act of 1939 and shall, to the extent applicable, be governed by such provisions.

In Witness Whereof, the Company and the Trustee have caused this Supplemental Indenture No. 4 to be duly executed by their respective officers thereunto duly authorized all as of the day and the year first above written.

PHH CORPORATION

By:	/s/ Mark Johnson
	Name:	Mark Johnson
	Title:	Vice President and Treasurer

J.P. MORGAN TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Benita A. Vaughn
	Name:	Benita A. Vaughn
	Title:	Vice President